Fund Name	Ticker Symbol (Exchange)

Simplify Aggregate Bond ETF	AGGH (NYSE Arca, Inc.)
Simplify Bitcoin Strategy PLUS Income ETF	MAXI (Nasdaq Stock Market LLC)
Simplify Commodities Strategy No K-1 ETF	HARD (NYSE Arca, Inc.)
Simplify Conservative Allocation ETF	SAAC (NYSE Arca, Inc.)
Simplify Enhanced Income ETF	HIGH (NYSE Arca, Inc.)
Simplify Growth Allocation ETF	SAAG (NYSE Arca, Inc.)
Simplify Health Care ETF	PINK (NYSE Arca, Inc.)
Simplify Hedged Equity ETF	HEQT (NYSE Arca, Inc.)
Simplify High Yield PLUS Credit Hedge ETF	CDX (NYSE Arca, Inc.)
Simplify Income Allocation ETF	SAAI (NYSE Arca, Inc.)
Simplify Interest Rate Hedge ETF	PFIX (NYSE Arca, Inc.)
Simplify Intermediate Term Treasury Futures Strategy ETF	TYA (CBOE BZX Exchange, Inc.)
Simplify Macro Strategy ETF	FIG (NYSE Arca, Inc.)
Simplify Managed Futures Strategy ETF	CTA (NYSE Arca, Inc.)
Simplify Market Neutral Equity Long/Short ETF	EQLS (NYSE Arca, Inc.)
Simplify Moderate Allocation ETF	SAAM (NYSE Arca, Inc.)
Simplify Multi-QIS Alternative ETF	QIS (NYSE Arca, Inc.)
Simplify Opportunistic Income ETF	CRDT (NYSE Arca, Inc.)
Simplify Short Term Treasury Futures Strategy ETF	TUA (NYSE Arca, Inc.)
Simplify US Equity PLUS Convexity ETF	SPYC (NYSE Arca, Inc.)
Simplify US Equity PLUS Downside Convexity ETF	SPD (NYSE Arca, Inc.)
Simplify U.S. Equity PLUS GBTC ETF	SPBC (Nasdaq Stock Market LLC)
Simplify US Equity PLUS Upside Convexity ETF	SPUC (NYSE Arca, Inc.)
Simplify Volatility Premium ETF	SVOL (NYSE Arca, Inc.)

each a series of Simplify Exchange Traded Funds

Listed and traded on:
the NYSE Arca, Inc., Nasdaq Stock Market LLC and CBOE BZX Exchange, Inc. as indicated above.

Supplement dated August 29, 2024, to the Statement of Additional Information (“SAI”) dated November 1, 2023; as previously supplemented January 22, 2024, and April 9, 2024; and as previously supplemented July 15, 2024, with respect to Simplify Bitcoin Strategy PLUS Income ETF, Simplify Enhanced Income ETF, and Simplify Multi-QIS Alternative ETF

The following is added to the section entitled “TYPES OF INVESTMENTS” following the sub-heading “Securities of Other Investment Companies.”

Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear their proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. A Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including a Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and Securities and Exchange Commission regulations thereunder, the adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the BDCs in which a Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which a Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to a Fund, which would in turn decrease the total return of the Fund.

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This Supplement dated August 29, 2024, provides relevant information for all shareholders and should be retained for future reference. The Funds’ Prospectus and SAI (each as supplemented from time to time) have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.